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                                                                    Exhibit 10.1
                                     PATRIOT
                             The Patriot Group, LLC


                                November 23, 2004

                   American Business Financial Services, Inc.
  Residential Mortgage Loan Warehouse and Residual Master Repurchase Agreement
  ----------------------------------------------------------------------------

American Business Financial Services, Inc.
The Wanamaker Building
100 Penn Square East, 8th Floor
Philadelphia, PA 19109
Attention:   Anthony J. Santilli, Chairman, President, Chief Executive Officer
             and Chief Operating Officer

Ladies and Gentlemen:
         Reference is made to the Commitment Letter, dated October 26, 2004, executed and delivered by The Patriot Group, LLC, on behalf of itself, its affiliates and subsidiaries ("Patriot") to, and accepted and executed by, American Business Financial Services, Inc. (together with its affiliates and subsidiaries, "ABFS") on October 27, 2004, as amended by that certain exchange of emails between Patriot and ABFS on November 5, 2004, the letter from Patriot to ABFS dated November 8, 2004, and the letter from ABFS to Patriot dated November 9, 2004 (collectively, the "Commitment Letter"). Terms not defined herein shall have the meanings ascribed to them in the Commitment Letter.

         The deadline for execution and delivery of definitive documentation, and satisfaction of initial conditions to effectiveness of the Committed Facility is today, November 22, 2004. At the present time, all of the conditions to execution and delivery of the Committed Facility have not yet been met. ABFS has requested an extension of the November 22, 2004 deadline and Patriot has agreed to extend this deadline. Patriot hereby extends the deadline for execution and delivery of definitive documentation for the Committed Facility and satisfaction of initial conditions of the Wet Warehouse and the Residual Repo to December 3, 2004. Moreover, the deadline for the credit of $250,000 toward the Closing Fee (as contemplated in Annex I to Exhibit A-1 of the Commitment Letter) is hereby extended to December 3, 2004.

         In addition, on November 15, 2004, Patriot and the ABFS Entities parties thereto entered into a Master Repurchase Agreement (the "Repurchase Agreement"). ABFS has requested, and Patriot has agreed, that the Repurchase Agreement, as amended and restated on or before December 3, 2004, with such changes as Patriot may require in its sole discretion to reflect the addition of closing conditions from the Commitment Letter which were not required to be satisfied in connection with the execution of the Repurchase Agreement, along with such other documentation as Patriot determines is necessary in connection therewith, shall constitute the Residual Repo as defined in the Commitment Letter. ABFS acknowledges and agrees that (i) Patriot has no obligation to complete the Residual Repo as originally contemplated in the Commitment Letter and (ii) the full turbo provisions contained in Section 6 of the Repurchase Agreement shall survive the contemplated amendment and restatement of the Repurchase Agreement.

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         The Repurchase Agreement contained two conditions subsequent in Section
9(c) thereof which were required to be satisfied by today, November 22, 2004. As of such date, these conditions subsequent have not been satisfied. Patriot hereby extends the date for the satisfaction of these conditions subsequent from November 22, 2004 to November 30, 2004.

         Please indicate your acceptance of the terms hereof by returning to us an executed counterpart hereof not later than 12:00 p.m., New York time, on Tuesday, November 23, 2004, to be then deemed effective as of 5:00 p.m., New York time, on Monday, November 22, 2004.

                                             Very truly yours,


                                             THE PATRIOT GROUP, LLC


                                             By:/s/ Charles A. Forbes, Jr.
                                                ------------------------------
                                             Name:  Charles A. Forbes, Jr.
                                             Title: Co-Chief Executive Officer



Accepted and agreed to as of the date first written above by:
AMERICAN BUSINESS FINANCIAL SERVICES, INC.

By:/s/ Anthony J. Santilli, Jr.
   ------------------------------------------------
Name:  Anthony J. Santilli, Jr.
Title: Chairman, President, Chief Executive Officer
       and Chief Operating Officer


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